                                                                 EXHIBIT 10.13.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                     (Acquisition Revolving Line of Credit)

         THIS SECOND  AMENDMENT TO CREDIT  AGREEMENT (this  "Amendment"),  dated effective as of December 1, 2000,  is by and between  LITHIA  MOTORS,  INC.,  an
Oregon  corporation  ("Borrower"),  whose  address is 360 East  Jackson  Street,
Medford,  Oregon 97501,  and FORD MOTOR CREDIT COMPANY,  a Delaware  corporation
("Lender"),  whose  address  is 13555 S.E.  36th  Street,  Suite 280,  Bellevue,
Washington 98006 ("Lender's Address").

         WHEREAS,  pursuant  to the terms of a certain  Credit  Agreement  dated
November 23,  1998,  as amended by that  certain  Amendment to Credit  Agreement dated  February 24, 2000 (as amended,  the  "Agreement"),  Lender made a loan to
Borrower in the original principal amount of $75,000,000.00  (the "Original Loan
"); and

         WHEREAS,  the Original Loan is evidenced by a certain  Promissory  Note dated November 23, 1998, made by Borrower to the order of Lender in the original principal  amount of  $75,000,000.00,  as amended and  restated by that  certain
Amended & Restated Promissory Note dated February 24, 2000, made by Borrower to the order of Lender in the principal amount of $115,000,000.00 (the "Original
Note"); and

         WHEREAS, Borrower has requested an increase in the principal balance of the  Original  Loan to  $130,000,000.00  to  provide  financing  for  Borrower's
Permitted Acquisition of Dealership Guarantors (as defined herein) and a renewal of the Original Loan,  pursuant to the terms of a certain Amended  &Restated
Promissory Note in the principal amount of $130,000,000.00 dated as of even date herewith  and made by Borrower to the order of Lender  (the  "Amended  Note" and with the Original Note collectively referred to as the "Note"); and

         WHEREAS, Lender is willing to increase the Original Loan if and only if
(i) Borrower  executes this Amendment and the Amended Note, (ii) each Dealership
Guarantor reaffirms its obligations under its Dealership Guaranty and Dealership
Security Agreement and under the Contribution  Agreement (each as defined in the
Agreement),   (iii)  the  Loan   continues   to  be   cross-collateralized   and
cross-defaulted  with other Indebtedness of Borrower and Dealership  Guarantors, and (iii) Lithia Real  Estate,  Inc.  executes a security  agreement in favor of
Lender.

         NOW THEREFORE,  in consideration of the premises and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Agreement is hereby amended as follows:

         1. Except as modified herein,  all capitalized terms used herein and in the  foregoing  recitals  have the meanings set forth in the  Agreement  and the
Note. The following amendments are effective as of December 1, 2000.

         2. The term  "Loan"  shall  mean the  Original  Loan as amended by this
Amendment.

                                       1

         3. Section 1.1 (g) of the Agreement,  entitled  "Applicable  Commercial
Paper Rate" is hereby  deleted in its entirety and the following is  substituted therefore:

         "(g) "Applicable  LIBOR Rate" means the LIBOR Rate plus two and seventy five hundredths (2.75%)per annum."

         4. Section 1.1 (x) of the Agreement,  entitled  "Commercial Paper Rate"
is hereby deleted in its entirety and the following is substituted therefore:

         "(x) "LIBOR Rate" means,  for any given calendar  month,  the per annum interest  rate  reported on the first  Business Day of the  particular  calendar month under the Money Rates Column of The Wall Street Journal as the three month
London Interbank Offered Rate on the last Business Day of the preceding calendar month,  or,  if The Wall  Street  Journal  is  unavailable  for any  reason,  as published in such other publication as the Lender may designate."

         5. Section 1.1(z) of the  Agreement,  entitled  "Commitment"  is hereby deleted in its entirety and the following is substituted therefor:

         "(z)  "Commitment"  means the lesser of (i)  $130,000,000.00  minus the amount of any  Decision  Reserve  in effect  from time to time or (ii) any lower amount Borrower may have elected pursuant to Section 2.3 hereof."

         6. Section 1.1 (aa) of the Agreement, entitled "Consolidated Net Worth"
is hereby deleted in its entirety and the following is substituted therefore:

         "(aa)  "Consolidated Net Worth" means, at a particular date, the amount by which the total consolidated assets (other than amounts for Equipment granted as security to a lender other than Lender, and amounts for real estate mortgaged to a lender other than Lender) of the Borrower and its consolidated Subsidiaries exceeds the total consolidated liabilities (other than liabilities for Equipment and liabilities for real estate mortgaged to a lender other than Lender)."

         7. Section 1.1(rrr) of the Agreement, entitled "Note" is hereby deleted in its entirety and the following is substituted therefor:

         "(rrr) "Note" means  collectively,  that certain  Promissory Note dated
November 23, 1998, from Borrower to the order of Lender in the principal  amount of  $75,000,000.00,  as amended by the Amended &  Restated  Promissory  Note dated February 24 2000 in the principal amount of $115,000,000.00, as amended by the Amended &  Restated Promissory Note dated as of December 1, 2000, in the principal amount of $130,000,000.00 as it may be amended,  restated or otherwise modified and in effect from time to time."

         8. Section 1.1(vvvv) of the Agreement,  entitled  "Termination Date" is hereby deleted in its entirety and the following is substituted therefor:

                                       2

         "(vvvv) "Termination Date" means the earlier of (a) December 1, 2003 or
(b) the date of termination of the Commitment  pursuant to either of Section 2.3 or Section 7.1 hereof."

         9. Section 2.4 of the  Agreement is hereby  amended and restated in its entirety as follows:

         "2.4  Method  of  Borrowing.   The  Borrower   shall  give  the  Lender
irrevocable  notice in substantially  the form of Exhibit B hereto (a "Borrowing
Notice") not later than 10:00 a.m.  (Eastern  Standard Time) on the business day preceding the Borrowing Date of each Advance, specifying: (i) the Borrowing Date
(which shall be a business  day) of such Advance;  (ii) the aggregate  amount of such Advance; (iii) the use of proceeds of such Advance, and (iv) the account or accounts  into which the  Advances  should be  funded.  Not later than 2:00 p.m.
(Eastern  Standard Time) on each Borrowing Date, the Lender shall make available its Advance,  in funds immediately  available to the Borrower at such account or accounts  as shall have been  notified to the Lender.  Each  Advance  shall bear interest  from and  including the date of the making of such Advance to (but not including) the date of repayment thereof at the Applicable LIBOR Rate,  changing when and as the  underlying  LIBOR Rate changes,  which such  interest  shall be payable in accordance with Section 2.9(B)."

         10.  Section 2.6 of the Agreement is hereby amended and restated in its entirety as follows:

         "2.6 Default Rate;  Late Payment Fee.  After the  occurrence and during the  continuance  of an Event of  Default,  at the  option  of the  Lender,  the interest  rate(s)  applicable to the Advances  shall be equal to the  Applicable
LIBOR Rate plus three percent (3.0%) per annum. If any of the principal  balance or interest on the Note or other sum due  thereunder is not paid within ten (10)
days of when due,  Borrower  shall pay to Lender a late charge  payment equal to five  percent  (5%)  of the  amount  of such  installment  or the  maximum  rate permitted by law, whichever is less."

         11. Section 2.9 (b) (i) of the Agreement is hereby amended and restated
in its entirety as follows:

         "(i)  Interest  payable on Advances.  Interest  accrued on each Advance shall be payable on each Payment  Date,  commencing  with the first such date to occur  after  the date  hereof  and at  maturity  (whether  by  acceleration  or otherwise).  On each  Payment  Date,  the  Borrower  shall pay  interest  at the
Applicable LIBOR Rate on each Advance outstanding on such date."

         12.  Schedule 4.8 attached  hereto (i) contains a description as of the date of this  Amendment  of the  corporate  structure  of the  Borrower  and its
Subsidiaries  and  any  other  Person  in  which  the  Borrower  or  any  of its
Subsidiaries holds an Equity Interest;  and (ii) accurately sets forth as of the date  of  this  Amendment  (A) the  correct  legal  name,  the  jurisdiction  of incorporation  or formation and the  jurisdictions in which each of the Borrower and the  Subsidiaries  of the Borrower is  qualified  to transact  business as a foreign  corporation or other foreign entity and (B) a summary of the direct and indirect partnership,  joint venture, or other Equity Interests,  if any, of the
Borrower  and  each  Subsidiary  of the  Borrower  in any  Person  that is not a corporation.

                                       3

         13. Borrower hereby reaffirms each  representation and warranty made in the  Agreement  and  represents  that no Event of Default or  Unmatured  Default exists.

         14. The  security  interest  granted by  Borrower  to Lender  under the
Borrower  Security  Agreement  and the  terms  and  conditions  of the  Borrower
Security  Agreement  shall apply  equally to the  indebtedness  evidenced by the
Note, and the covenants of the Borrower Security Agreement and the Agreement, as
amended  by this  Amendment  shall  remain in full  force and  effect  until the
Principal  Balance of the Note and  interest  thereon is paid in full and all of the obligations of Borrower to Lender under the Agreement,  as amended,  and the
Note are fully  performed  and  observed.  Except as  otherwise  amended in this
Amendment,  the terms and conditions of the Agreement shall remain in full force and effect in accordance  with the provisions  thereof.  The Loan may be further renewed  or  extended  only upon such terms and  conditions  and at such rate of interest as the parties hereby may agree upon in writing. Furthermore,  Borrower hereby reaffirms its obligations under the Borrower Guaranty.

         NOTICE:  UNDER OREGON LAW, MOST  AGREEMENTS,  PROMISES AND  COMMITMENTS
         MADE BY US AFTER  OCTOBER 3, 1989,  CONCERNING  LOANS AND OTHER  CREDIT
         EXTENSIONS WHICH ARE NOT FOR PERSONAL,  FAMILY OR HOUSEHOLD PURPOSES OR
         SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING,  EXPRESS
         CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

                         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       4

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date set forth above intending to be legally bound hereby.

                                                FORD MOTOR CREDIT COMPANY,
                                                a  Delaware corporation

                                             By:/s/ B. W. Evans
                                                --------------------------------
                                                B. W. Evans
                                                National Account Manager

                                                 LITHIA MOTORS, INC.,
                                                 an Oregon corporation

                                              By:/s/ M. L. Dick Heimann
                                                 -------------------------------
                                                 M. L. Dick Heimann
                                                 President

                                        Attest: /s/ Sidney B. DeBoer
                                                -------------------------------
                                                Sidney B. DeBoer
                                                Secretary

                                       5

                                                                 EXHIBIT 10.14.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                     (Used Vehicle Revolving Line of Credit)

         THIS SECOND  AMENDMENT TO CREDIT  AGREEMENT (this  "Amendment"),  dated effective as of December 1, 2000,  is by and between  LITHIA  MOTORS,  INC.,  an
Oregon  corporation  ("Borrower"),  whose  address is 360 East  Jackson  Street,
Medford,  Oregon 97501,  and FORD MOTOR CREDIT COMPANY,  a Delaware  corporation
("Lender"),  whose  address  is 13555 S.E.  36th  Street,  Suite 280,  Bellevue,
Washington 98006 ("Lender's Address").

         WHEREAS,  pursuant  to the terms of a certain  Credit  Agreement  dated
November 23,  1998,  as amended by that  certain  Amendment to Credit  Agreement dated  February 24, 2000 (as amended,  the  "Agreement"),  Lender made a loan to
Borrower in the  original  principal  amount of  $60,000,000.00  (the  "Original
Loan"); and

         WHEREAS,  the Original Loan is evidenced by a certain  Promissory  Note dated November 23, 1998, made by Borrower to the order of Lender in the original principal  amount of  $60,000,000.00,  as amended and  restated by that  certain
Amended & Restated Promissory Note dated February 24, 2000, made by Borrower to the order of Lender in the principal amount of $85,000,000.00  (the "Original
Note"); and

         WHEREAS, Borrower has requested an increase in the principal balance of the  Original  Loan to  $150,000,000.00  to  provide  financing  for  Borrower's
Permitted Acquisition of Dealership Guarantors (as defined herein) and a renewal of the Original Loan,  pursuant to the terms of a certain Amended & Restated
Promissory Note in the principal amount of $150,000,000.00 dated as of even date herewith  and made by Borrower to the order of Lender  (the  "Amended  Note" and with the Original Note collectively referred to as the "Note"); and

         WHEREAS, Lender is willing to increase the Original Loan if and only if
(i) Borrower  executes this Amendment and the Amended Note, (ii) each Dealership
Guarantor reaffirms its obligations under its Dealership Guaranty and Dealership
Security Agreement and under the Contribution  Agreement (each as defined in the
Agreement),   (iii)  the  Loan   continues   to  be   cross-collateralized   and
cross-defaulted  with other Indebtedness of Borrower and Dealership  Guarantors, and (iii) Lithia Real  Estate,  Inc.  executes a security  agreement in favor of
Lender.

         NOW THEREFORE,  in consideration of the premises and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Agreement is hereby amended as follows:

         1. Except as modified herein,  all capitalized terms used herein and in the  foregoing  recitals  have the meanings set forth in the  Agreement  and the
Note. The following amendments are effective as of December 1, 2000.

         2. The term  "Loan"  shall  mean the  Original  Loan as amended by this
Amendment.

                                       1

         3. Section 1.1 (g) of the Agreement,  entitled  "Applicable  Commercial
Paper Rate" is hereby  deleted in its entirety and the following is  substituted therefore:

         "(g)  "Applicable  LIBOR  Rate" means the LIBOR Rate plus two and fifty five hundredths (2.55%)per annum."

         4. Section 1.1 (y) of the Agreement,  entitled  "Commercial Paper Rate"
is hereby deleted in its entirety and the following is substituted therefore:

         "(x) "LIBOR Rate" means,  for any given calendar  month,  the per annum interest  rate  reported on the first  Business Day of the  particular  calendar month under the Money Rates Column of The Wall Street Journal as the three month
London Interbank Offered Rate on the last Business Day of the preceding calendar month,  or,  if The Wall  Street  Journal  is  unavailable  for any  reason,  as published in such other publication as the Lender may designate."

         5. Section  1.1(aa) of the Agreement,  entitled  "Commitment" is hereby deleted in its entirety and the following is substituted therefor:

         "(aa)  "Commitment" means the lesser of (i)  $150,000,000.00  minus the amount of any  Decision  Reserve  in effect  from time to time or (ii) any lower amount Borrower may have elected pursuant to Section 2.3 hereof."

         6. Section 1.1 (bb) of the Agreement, entitled "Consolidated Net Worth"
is hereby deleted in its entirety and the following is substituted therefore:

         "(aa)  "Consolidated Net Worth" means, at a particular date, the amount by which the total consolidated assets (other than amounts for Equipment granted as security to a lender other than Lender, and amounts for real estate mortgaged to a lender other than Lender) of the Borrower and its consolidated Subsidiaries exceeds the total consolidated liabilities (other than liabilities for Equipment and liabilities for real estate mortgaged to a lender other than Lender)."

         7. Section 1.1(rrr) of the Agreement, entitled "Note" is hereby deleted in its entirety and the following is substituted therefor:

         "(rrr) "Note" means  collectively,  that certain  Promissory Note dated
November 23, 1998, from Borrower to the order of Lender in the principal  amount of  $60,000,000.00,  as amended by the Amended &  Restated  Promissory  Note dated February 24 2000 in the principal amount of $85,000,000.00,  as amended by the Amended & Restated Promissory Note dated  [_________________],  2000, in the  principal  amount  of  $150,000,00.00  as it may be  amended,  restated  or otherwise modified and in effect from time to time."

         8. Section 1.1(vvvv) of the Agreement,  entitled  "Termination Date" is hereby deleted in its entirety and the following is substituted therefor:

                                       2

         "(vvvv) "Termination Date" means the earlier of (a) December 1, 2003 or
(b) the date of termination of the Commitment  pursuant to either of Section 2.3 or Section 7.1 hereof."

         9. Section 2.4 of the  Agreement is hereby  amended and restated in its entirety as follows:

         "2.4  Method  of  Borrowing.   The  Borrower   shall  give  the  Lender
irrevocable  notice in substantially  the form of Exhibit B hereto (a "Borrowing
Notice") not later than 10:00 a.m.  (Eastern  Standard Time) on the business day preceding the Borrowing Date of each Advance, specifying: (i) the Borrowing Date
(which shall be a business  day) of such Advance;  (ii) the aggregate  amount of such Advance; (iii) the use of proceeds of such Advance, and (iv) the account or accounts  into which the  Advances  should be  funded.  Not later than 2:00 p.m.
(Eastern  Standard Time) on each Borrowing Date, the Lender shall make available its Advance,  in funds immediately  available to the Borrower at such account or accounts  as shall have been  notified to the Lender.  Each  Advance  shall bear interest  from and  including the date of the making of such Advance to (but not including) the date of repayment thereof at the Applicable LIBOR Rate,  changing when and as the  underlying  LIBOR Rate changes,  which such  interest  shall be payable in accordance with Section 2.9(B)."

         10.  Section 2.6 of the Agreement is hereby amended and restated in its entirety as follows:

         "2.6 Default Rate;  Late Payment Fee.  After the  occurrence and during the  continuance  of an Event of  Default,  at the  option  of the  Lender,  the interest  rate(s)  applicable to the Advances  shall be equal to the  Applicable
LIBOR Rate plus three percent (3.0%) per annum. If any of the principal  balance or interest on the Note or other sum due  thereunder is not paid within ten (10)
days of when due,  Borrower  shall pay to Lender a late charge  payment equal to five  percent  (5%)  of the  amount  of such  installment  or the  maximum  rate permitted by law, whichever is less."

         11. Section 2.9 (b) (i) of the Agreement is hereby amended and restated
in its entirety as follows:

         "(i)  Interest  payable on Advances.  Interest  accrued on each Advance shall be payable on each Payment  Date,  commencing  with the first such date to occur  after  the date  hereof  and at  maturity  (whether  by  acceleration  or otherwise).  On each  Payment  Date,  the  Borrower  shall pay  interest  at the
Applicable LIBOR Rate on each Advance outstanding on such date."

         12.  Schedule 4.8 attached  hereto (i) contains a description as of the date of this  Amendment  of the  corporate  structure  of the  Borrower  and its
Subsidiaries  and  any  other  Person  in  which  the  Borrower  or  any  of its
Subsidiaries holds an Equity Interest;  and (ii) accurately sets forth as of the date  of  this  Amendment  (A) the  correct  legal  name,  the  jurisdiction  of incorporation  or formation and the  jurisdictions in which each of the Borrower and the  Subsidiaries  of the Borrower is  qualified  to transact  business as a foreign  corporation or other foreign entity and (B) a summary of the direct and indirect partnership,  joint venture, or other Equity Interests,  if any, of the
Borrower  and  each  Subsidiary  of the  Borrower  in any  Person  that is not a corporation.

                                       3

         13. Borrower hereby reaffirms each  representation and warranty made in the  Agreement  and  represents  that no Event of Default or  Unmatured  Default exists.

         14. The  security  interest  granted by  Borrower  to Lender  under the
Borrower  Security  Agreement  and the  terms  and  conditions  of the  Borrower
Security  Agreement  shall apply  equally to the  indebtedness  evidenced by the
Note, and the covenants of the Borrower Security Agreement and the Agreement, as
amended  by this  Amendment  shall  remain in full  force and  effect  until the
Principal  Balance of the Note and  interest  thereon is paid in full and all of the obligations of Borrower to Lender under the Agreement,  as amended,  and the
Note are fully  performed  and  observed.  Except as  otherwise  amended in this
Amendment,  the terms and conditions of the Agreement shall remain in full force and effect in accordance  with the provisions  thereof.  The Loan may be further renewed  or  extended  only upon such terms and  conditions  and at such rate of interest as the parties hereby may agree upon in writing. Furthermore,  Borrower hereby reaffirms its obligations under the Borrower Guaranty.

         NOTICE:  UNDER OREGON LAW, MOST  AGREEMENTS,  PROMISES AND  COMMITMENTS
         MADE BY US AFTER  OCTOBER 3, 1989,  CONCERNING  LOANS AND OTHER  CREDIT
         EXTENSIONS WHICH ARE NOT FOR PERSONAL,  FAMILY OR HOUSEHOLD PURPOSES OR
         SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING,  EXPRESS
         CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

                         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       4

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date set forth above intending to be legally bound hereby.

                                                FORD MOTOR CREDIT COMPANY,
                                                a  Delaware corporation

                                             By:/s/ B. W. Evans
                                                --------------------------------
                                                B. W. Evans
                                                National Account Manager

                                                 LITHIA MOTORS, INC.,
                                                 an Oregon corporation

                                              By:/s/ M. L. Dick Heimann
                                                 -------------------------------
                                                 M. L. Dick Heimann
                                                 President

                                        Attest: /s/ Sidney B. DeBoer
                                                -------------------------------
                                                Sidney B. DeBoer
                                                Secretary

                                       5

                                                                 EXHIBIT 10.15.1

                          ADMENDMENT TO LOAN AGREEMENT

Dated as of:    March 6, 2000

Parties:        LITHIA FINANCIAL CORPORATION ("LFC")

                LITHIA MOTORS, INC. ("LMI")

                LITHIA SALMIR, INC. ("LSI")

And:           U.S. BANK NATIONAL ASSOCIATION ("Lender")

         This agreement  amends the loan agreement  between the parties dated as of September 20, 1999 ("Loan Agreement").

         For valuable consideration, the parties agree as follows:

         1. Sections 13.1,  13.2, and 13.10 of the Loan Agreement are amended by deleting "it" at the beginning of each such section and replacing it with "LFC".

         2. Section 13.4 of the Loan  Agreement is amended (a) by deleting  "it"
at the  beginning  thereof  and  replacing  it with  "LFC",  and (b) by deleting therefrom "except, with respect to LMI, for Permitted Acquisitions".

         3. The following is hereby added to the Loan Agreement as Section 10.13 thereof:

                  Year 2000.  Borrower  has  reviewed  and assessed its business operations and computer  systems and  applications to address the "year
         2000 problem" (that is, that computer  applications  and equipment used by Borrower,  directly or indirectly  through third  parties,  may have been or may be  unable to  properly  perform  date-sensitive  functions before,  during and after  January 1, 2000).  Borrower  represents  and warrants  that the year 2000  problem has not  resulted in and will not result in a material  adverse change in Borrower's  business  condition
         (financial  or  otherwise),  operations,  properties  or  prospects  or ability to repay Lender.  Borrower agrees that this  representation and warranty  will be true  and  correct  on and  shall be  deemed  made by
         Borrower on each date Borrower request any advance under this Agreement or any Note or  delivers  any  information  to  Lender.  Borrower  will
         promptly   deliver  to  Lender  such   information   relating  to  this
         representation and warranty as Lender requests from time to time.

         4.  Capitalized  terms used herein  without  definition  shall have the meanings given to such terms in the Loan Agreement.

         5. Each Loan Party hereby reaffirms the  representations and warranties in each of the  existing  Loan  Documents  and agrees that (a) except as amended previously  or  herein,  each  Loan  Document  is and  shall  remain  valid  and enforceable  in  accordance  with its  terms  and (b)  such  Loan  Party  has no defenses,  setoffs,  and  counterclaims  or claims for  recoupment  against  the indebtedness and obligations  represented by the Notes,  Guaranty and other Loan
Documents.

6.      Disclosure.

         UNDER OREGON LAW, MOST  AGREEMENTS,  PROMISES AND  COMMITMENTS  MADE BY
LENDERS  AFTER  OCTOBER 3, 1989,  CONCERNING  LOANS AND OTHER CREDIT  EXTENSIONS
WHICH ARE NOT FOR PERSONAL,  FAMILY OR HOUSEHOLD  PURPOSES OR SECURED  SOLELY BY
THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED
BY THE LENDER TO BE ENFORCEABLE.

LITHIA FINANCIAL CORPORATION

By:
   ---------------------------------

Title:
   ---------------------------------

LITHIA MOTORS, INC.

By:
   ---------------------------------

Title:
   ---------------------------------

LITHIA SALMIR, INC.

By:
   ---------------------------------

Title:
   ---------------------------------

U.S. BANK NATIONAL ASSOCIATION

By:
   ---------------------------------

Title:
   ---------------------------------

                                                                EXHIBIT 10.15.3

                        THIRD AMENDMENT TO LOAN AGREEMENT

Dated as of:
               -----------------------------

Parties:       LITHIA FINANCIAL CORPORATION  ("LFC")

               LITHIA MOTORS, INC. ("LMI")

               LITHIA SALMIR, INC. ("LSI")

               LITHIA AIRCRAFT, INC. ("LAI")

And:           U.S. BANK NATIONAL ASSOCIATION ("Lender")

                                    RECITALS

         A. The parties  hereto have entered into a Loan  Agreement  dated as of
September 20, 1999, as amended by amendments  dated as of March 6, 2000 and July
26, 2000 (collectively, "Loan Agreement").

         B. The parties  hereto have agreed to amend the Loan  Agreement  as set forth herein.

For valuable consideration, the parties agree as follows:

1.  Definitions.  The definitions of Maximum Revolving Loan Amount and Revolving
Loan  Termination  Date in Section 1.1 of the Loan  Agreement are hereby deleted and replaced with the following:

         "Maximum Revolving Loan Amount" means, as of any date of determination, an amount equal to  $27,500,000  minus the then  outstanding  aggregate principal balance of the Term-Out Notes.

         "Revolving Loan Termination Date" means December 31, 2002.

2. Term Out Loans.

         2.1 The last sentence of Section 3.4.1 of the Loan Agreement is deleted and replaced with the following:

         The sum of the  principal  balance of the New  Revolving  Note plus the aggregate  principal  balance of all  Term-Out  Notes  shall at no time exceed $27,500,000.

         2.2 The last sentence of Section 3.4.4 of the Loan Agreement is deleted and replaced with the following:

                                       1

         Notwithstanding  the  foregoing,  no  Term-Out  Note shall have a final maturity date which is later than December 31, 2007.

3. Leased Collateral.  Sections 8.1.3(b) and 8.1.3(c) were inadvertently deleted from the Loan Agreement by the Second  Amendment to Loan  Agreement.  To correct this error,  Sections  8.1.3(b)  and  8.1.3(c)  are hereby  restored to the Loan
Agreement in their original form.

4.  Financial  Covenants.  Sections  11.1.5 and 11.1.6 of the Loan Agreement are
deleted and replaced with the following:

         11.1.5  Minimum  Tangible Net Worth.  The sum of (a) LFC's Tangible Net
         Worth plus the principal  balance,  up to a maximum of  $4,500,000,  of loans made by LFC to its affiliates (excluding any amounts owed by such affiliates to LFC under leases between LFC and such  affiliates)  shall not be less than $4,500,000.

         11.1.6 LFC Fixed Charge Coverage Ratio.  LFC shall maintain,  as of the last day of each fiscal quarter,  an LFC Fixed Charge Coverage Ratio of at least 1.0 to 1.0.

5.  Exhibit A. Exhibit A to the Loan  Agreement  is replaced  with the Exhibit A attached hereto and hereby incorporated herein.

6. Defined Terms.  Capitalized  terms used herein without  definition shall have the meanings given to such terms in the Loan Agreement.

7.  Reaffirmation.  Each Loan Party hereby  reaffirms  the  representations  and warranties in each of the existing Loan  Documents and agrees that (a) except as amended  previously or herein,  each Loan Document is and shall remain valid and enforceable  in  accordance  with its  terms  and (b)  such  Loan  Party  has no
defenses,   setoffs,   counterclaims  or  claims  for  recoupment   against  the
indebtedness and obligations represented by the Notes, Guaranties and other Loan
Documents.

8. Conditions to  Effectiveness.  The effectiveness of this Agreement is subject to execution of this Agreement and satisfaction of the following conditions:

         8.1 Execution  and delivery to Lender of a new New  Revolving  Note and
Commercial Security Agreement.

         8.2  Receipt  by Lender of all  documents  and  information  Lender may request  relating to the  authority  for and validity of this  Agreement and the other  Loan  Documents,  and to any  other  related  matters,  each in form  and substance satisfactory to Lender.

         8.3 Execution of such documents and  satisfaction by each Loan Party of such additional requirements as Lender reasonably requires.

9. Recitals. The Recitals are hereby incorporated herein.

                                       2

10. Disclosure.

         UNDER OREGON LAW, MOST  AGREEMENTS,  PROMISES AND  COMMITMENTS  MADE BY
LENDERS  AFTER  OCTOBER 3, 1989,  CONCERNING  LOANS AND OTHER CREDIT  EXTENSIONS
WHICH ARE NOT FOR PERSONAL,  FAMILY OR HOUSEHOLD  PURPOSES OR SECURED  SOLELY BY
THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED
BY THE LENDER TO BE ENFORCEABLE.

LITHIA FINANCIAL CORPORATION

By:
   ---------------------------------

Title:
   ---------------------------------

LITHIA MOTORS, INC.

By:
   ---------------------------------

Title:
   ---------------------------------

LITHIA SALMIR, INC.

By:
   ---------------------------------

Title:
   ---------------------------------

U.S. BANK NATIONAL ASSOCIATION

By:
   ---------------------------------

Title:
   ---------------------------------

LITHIA AIRCRAFT, INC.

By:
   ---------------------------------

Title:
   ---------------------------------

                                       3

                                    EXHIBIT A
                                    ---------

                                 PROMISSORY NOTE

$27,500,000                                 Dated as of:
                                                        ------------------------

LITHIA FINANCIAL CORPORATION ("LFC")

LITHIA AIRCRAFT, INC. ("LAI")

U.S. BANK NATIONAL ASSOCIATION ("Lender")

1. Type of Credit.  This note is given to evidence LFC'S and LAI's obligation to repay  all sums  which  Lender  may  from  time to time  advance  to LFC and LAI
("Advances")  under a revolving line of credit.  No Advances shall be made which create a maximum  amount  outstanding  at any one time which exceeds the maximum amount shown in Section 2. However,  Advances hereunder may be borrowed,  repaid and reborrowed,  and the aggregate  Advances loaned  hereunder from time to time may exceed such maximum amount.

2. Principal Balance.  The unpaid principal balance of all Advances  outstanding under this note ("Principal  Balance") at one time shall not exceed  $27,500,000 minus the  aggregate  outstanding  principal  balance of the Term-Out  Notes (as defined  in the Loan  Agreement  between  LFC,  LAI,  Lender and  certain  other parties, dated as of September 20, 1999, as amended from time to time).

3.  Promise  to  Pay.  For  value  received,   LFC  and  LAI  (individually  and
collectively,  "Borrower")  jointly  and  severally  promise to pay to Lender or order at PO Box 5308,  Portland,  OR, 97228 or such other  address as Lender may designate,  the Principal  Balance of this note,  with  interest  thereon at the rate(s) specified in Sections 4 and 11 below.

4. Interest Rate.  The interest rate on the Principal  Balance  outstanding  may vary from time to time  pursuant  to the  provisions  of this  note.  Subject to
Sections  4(b)(iii),  4(b)(iv) and 11,  interest  shall accrue on the  Principal
Balance  of this note from time to time at a per annum  rate  equal to the LIBOR
Borrowing Rate.

(a) Definitions. The following terms shall have the following meanings:

         "Business  Day" means any day other than a Saturday,  Sunday,  or other day that commercial banks in Portland, Oregon, Minneapolis,  Minnesota, Seattle,
Washington  or New  York  City  are  authorized  or  required  by law to  close;
provided,  however that when used in connection  with the LIBOR Rate,  such term shall also  exclude any day on which  dealings in U.S.  dollar  deposits are not carried on in the London interbank market.

         "LIBOR Rate"  means,  for any day,  (the  "Current  Day"),  the average offered  rate for  deposits in United  States  Dollars  (rounded  upwards to the

                                       1

nearest  1/16 of 1%) for  delivery  of such  deposits on the Current Day for the one-month  period  commencing on the Current Day, which appears on Telerate Page
3750 as of 11:00  a.m.  London  time (or such  other  time as of which such rate appears) on the day that is two Business Days  preceding the Current Day; or the rate for such  deposits  determined  by Lender at such time  based on such other published service of general application as shall be selected by Lender for such purpose;  provided that in lieu of determining the rate in the foregoing manner,
Lender may  determine the rate based on the rates offered to Lender for deposits in United  States  Dollars  (rounded  upwards to the nearest  1/16 of 1%) in the interbank eurodollar market at such time for delivery on the Current Day for the one-month period commencing on the Current Day; and provided,  further,  that in any case the LIBOR Rate  shall be  adjusted  to take into  account  the  maximum reserves  required to be maintained  for  Eurocurrency  liabilities  by banks as specified  in  Regulation  D of the Board of  Governors  of the Federal  Reserve
System or any  successor  regulation.  The LIBOR Rate for any day which is not a
Business  Day shall be the LIBOR  Rate in  effect on the  immediately  preceding
Business Day.  When the LIBOR Rate is  applicable,  the interest rate  hereunder shall be adjusted  without  notice  effective on the day the LIBOR Rate changes, but in no event shall the rate of interest be higher than allowed by law.

         "Prime Rate" means the rate of interest  which Lender from time to time establishes as its prime or reference  rate and is not, for example,  the lowest rate of interest which Lender  collects from any borrower or class of borrowers.
When the Prime Rate is applicable, the interest rate hereunder shall be adjusted without  notice  effective  on the day the Prime Rate  changes,  but in no event shall the rate of interest be higher than allowed by law.

         "Prime  Borrowing  Rate"  means a variable  per annum rate equal to the
Prime Rate.

         "Telerate Page 3750" means the display designated as such on the Bridge
Telerate,  Inc.  service  or any  successor  service  (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks for United States Dollar deposits).

(b) The LIBOR Borrowing Rate.

         (i) The LIBOR  Borrowing Rate is a variable per annum rate equal to the
LIBOR Rate plus 1.75%.

         (ii) Any request for an Advance  shall be made in  accordance  with the provisions of Section 14.

         (iii) If at any time the LIBOR Rate is  unascertainable  or unavailable to Lender or if LIBOR Rate loans become unlawful, the LIBOR Borrowing Rate shall terminate  automatically  and  immediately,  and  unless  the  Default  Rate  is applicable,  the Prime Borrowing Rate automatically  shall become effective upon such termination.

         (iv) If at any  time  after  the date  hereof  (A) any  revision  in or adoption of any applicable law, rule, or regulation or in the  interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax,  duty, or other charge,  or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or
(ii) shall impose or modify any reserve, insurance,  special deposit, or similar requirements  against assets of,  deposits with or for the account of, or credit extended by Lender or its Eurodollar  lending office, or impose on Lender or its

                                       2

Eurodollar lending office any other condition  affecting any such loans, and (B)
the  result of any of the  foregoing  is (i) to  increase  the cost to Lender of making or  maintaining  any such  loans or (ii) to reduce  the amount of any sum receivable under this note by Lender or its Eurodollar lending office,  Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate  Lender for such increased cost or reduction.  The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands  compensation  under this Section 4(b)(iv),
Borrower may, upon payment of such additional amount, unless the Default Rate is applicable,  elect to have  the  Prime  Borrowing  Rate  apply to the  Principal
Balance of this note.

         (v) If the  LIBOR  Borrowing  Rate is in  effect,  Borrower  shall  pay interest  based  on such  rate,  plus any  other  applicable  taxes  or  charges hereunder,  even though  Lender may have  obtained  the funds loaned to Borrower from sources other than the London interbank market.  Lender's  determination of the LIBOR  Borrowing  Rate and any such taxes or charges  shall be conclusive in the absence of manifest error.

5.  Computation  of Interest.  All interest on this note will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6. Payment Schedule

(a) Principal. Principal shall be paid on December 31, 2002.

(b) Interest. Interest shall be paid on the 1st day of each month beginning with the month after the date this note is dated, and at maturity.

7. Prepayment.  Prepayments may be made at any time without  penalty.  Principal prepayments  will not postpone the date of or change the amount of any regularly scheduled  payment.  At  the  time  of any  principal  prepayment,  all  accrued interest, fees, costs and expenses shall also be paid.

8. Change in Payment  Amount.  Each time the interest  rate on this note changes the holder of this note may,  from time to time,  in holder's  sole  discretion, increase or decrease the amount of each of the installments  remaining unpaid at the time of such change in rate to an amount holder in its sole discretion deems necessary  to  continue  amortizing  the  Principal  Balance  at the  same  rate established by the installment amounts specified in Section 6(a), whether or not a "balloon"  payment may also be due upon  maturity of this note.  Holder  shall notify  the  undersigned  of each such  change in  writing.  Whether  or not the installment amount is increased under this Section 8, Borrower understands that, as a result of increases in the rate of interest the final payment due,  whether or not a  "balloon"  payment,  shall  include the entire  Principal  Balance and interest  thereon  then  outstanding,  and may be  substantially  more  than the installment specified in Section 6.

9. Alternate  Payment Date.  Notwithstanding  any other term of this note, if in any month there is no day on which a scheduled  payment  would  otherwise be due
(e.g.  February  31), such payment shall be paid on the last banking day of that month.

10. Payment by Automatic Debit.

         Borrower hereby authorizes Lender to automatically deduct the amount of all  principal  and interest  payments  from account  number  153600740853  with
Lender.  If there are  insufficient  funds in the  account to pay the  automatic deduction in full, Lender may allow the account to become  overdrawn,  or Lender

                                       3

may  reverse  the  automatic  deduction.  Borrower  will pay all the fees on the account which result from the automatic deductions,  including any overdraft and non-sufficient  funds  charges.  If for any  reason  Lender  does not charge the account for a payment,  or if an automatic  payment is reversed,  the payment is still due according to this note. If the account is a Money Market Account,  the number of  withdrawals  from that  account is limited as set out in the  account agreement.  Lender  may  cancel  the  automatic  deduction  at any  time  in its discretion.

         Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic debit.

11. Default.

(a) Any Event of Default under the Loan Agreement between  Borrower,  Lender and
Lithia Motors, Inc. dated September 20, 1999, and any amendments, modifications, supplements, renewals, substitutions and replacements thereof or therefor, shall be an event of default hereunder.

(b) Without prejudice to any right of Lender to require payment on demand,  upon the occurrence of an event of default,  Lender may terminate all  commitments to lend, cease making Advances and declare the entire unpaid  Principal  Balance on this note and all accrued unpaid interest  immediately due and payable,  without notice;  provided,  however,  that if any  proceeding  under any  bankruptcy  or insolvency  laws is commenced by or against  Borrower,  all  commitments to lend shall be immediately  terminated without notice and the entire Principal Balance and all accrued,  unpaid interest shall, without notice,  become immediately due and payable. Upon default, including failure to pay upon final maturity, Lender, at its option,  may also,  if  permitted  under  applicable  law,  increase  the interest rate on this note by 2% per annum ("Default  Rate").  The interest rate will not exceed the maximum rate  permitted by applicable  law. In addition,  if any payment of principal or interest is 19 or more days past due,  Borrower will be charged a late charge of 5% of the delinquent payment.

12. Evidence of Principal Balance; Payment on Demand. Holder's records shall, at any time, be conclusive  evidence of the unpaid  Principal  Balance and interest owing on this note.  Notwithstanding  any other  provisions of this note, in the event  holder  makes  Advances  hereunder  which  result in an unpaid  Principal
Balance on this note which at any time exceeds the maximum  amount  specified in
Section 2,  Borrower  agrees that all such  Advances,  with  interest,  shall be payable on demand.

13. Demand Note. If this note is payable on demand,  Borrower  acknowledges  and agrees  that (a) Lender is entitled to demand  Borrower's  immediate  payment in full of all amounts  owing  hereunder  and (b) neither  anything to the contrary contained  herein or in any other loan documents  (including but not limited to, provisions  relating to  defaults,  rights of cure,  default  rate of  interest, installment  payments,  late charges,  periodic  review of Borrower's  financial condition,  and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's payment in full of all amounts owing hereunder immediately upon Lender's demand.

14. Requests for Advances.

(a) Any Advance may be made upon the request of Borrower (if an individual), any of the  undersigned  (if  Borrower  consists of more than one  individual),  any person or persons  authorized  in  subsection  (b) of this  Section  14, and any person or persons otherwise  authorized to execute and deliver  promissory notes to Lender on behalf of Borrower.

                                       4

(b) Borrower hereby  authorizes any one of the following  individuals to request
Advances:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c) All Advances  shall be disbursed by deposit  directly to Borrower's  account number  153600740853 with Lender,  by cashier's check issued to Borrower,  or by payment to any Seller.

(d) Borrower  agrees that Lender shall have no obligation to verify the identity of any person  making any  request  pursuant to this  Section  14, and  Borrower assumes  all  risks of the  validity  and  authorization  of such  requests.  In consideration of Lender agreeing, at its sole discretion,  to make Advances upon such  requests,  Borrower  promises  to  pay  holder,  in  accordance  with  the provisions of this note, the Principal  Balance  together with interest  thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

15.  Periodic  Review.  Lender  will  review  Borrower's  credit  accommodations periodically.  At the time of the review,  Borrower will furnish Lender with any additional  information  regarding  Borrower's  financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements,  tax returns, lists of assets and liabilities,  agings of receivables and payables, inventory schedules, budgets and forecasts. If upon review,  Lender,  in its  sole  discretion,  determines  that  there  has been a material adverse change in Borrower's financial  condition,  Borrower will be in default. Upon default, Lender shall have all rights specified herein.

16. Notices.  Any notice  hereunder may be given by ordinary mail,  postage paid and  addressed  to  Borrower  at the last known  address of Borrower as shown on holder's records. If Borrower consists of more than one person,  notification of any of said persons shall be complete notification of all.

17.  Attorney  Fees.  Whether or not  litigation  or  arbitration  is commenced,
Borrower  promises  to pay all  costs of  collecting  overdue  amounts.  Without limiting the foregoing,  in the event that holder consults an attorney regarding the  enforcement  of any of its rights under this note or any document  securing the same,  or if this note is placed in the hands of an attorney for  collection or if suit or  litigation  is  brought  to  enforce  this  note or any  document securing the same,  Borrower  promises to pay all costs thereof  including  such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees,  including  without  limitation,  costs and attorney  fees incurred in any appellate  court,  in  any  proceeding  under  the  bankruptcy  code,  or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

18. Waivers;  Consent. Each party hereto, whether maker, co-maker,  guarantor or
otherwise,  waives  diligence,   demand,  presentment  for  payment,  notice  of
non-payment,  protest  and notice of protest  and waives all  defenses  based on suretyship or impairment of  collateral.  Without notice to Borrower and without diminishing or affecting  Lender's rights or Borrower's  obligations  hereunder,
Lender may deal in any manner  with any person who at any time is liable for, or provides  any real or personal  property  collateral  for, any  indebtedness  of
Borrower to Lender,  including the indebtedness  evidenced by this note. Without

                                       5

limiting the foregoing,  Lender may, in its sole discretion: (a) make secured or unsecured  loans to Borrower and agree to any number of waivers,  modifications, extensions  and  renewals  of any  length  of such  loans,  including  the  loan evidenced by this note; (b) impair, release (with or without substitution of new collateral),  fail to perfect a security interest in, fail to preserve the value of,  fail to  dispose of in  accordance  with  applicable  law,  any  collateral provided by any person;  (c) sue, fail to sue,  agree not to sue,  release,  and settle or compromise with, any person.

19. Joint and Several Liability.  All undertakings of the undersigned  Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members.  Holder's rights and remedies under this note shall be cumulative.

20.  Governing Law. This note shall be governed by and construed and enforced in accordance  with the laws of the State of Oregon  without regard to conflicts of law principles;  provided,  however,  that to the extent that Lender has greater rights or remedies  under  Federal law,  this  provision  shall not be deemed to deprive  Lender of such rights and  remedies as may be available  under  Federal law.

21.  Renewal  Note.  This note renews,  increases the amount of and modifies the terms of the  promissory  note  executed by Borrower  dated July 26, 2000 in the principal amount of $20,000,000, but shall not be deemed to be a replacement for or to constitute a novation of such note.

22.     Disclosure.

         UNDER OREGON LAW, MOST  AGREEMENTS,  PROMISES AND  COMMITMENTS  MADE BY
LENDERS  AFTER  OCTOBER 3, 1989,  CONCERNING  LOANS AND OTHER CREDIT  EXTENSIONS
WHICH ARE NOT FOR PERSONAL,  FAMILY OR HOUSEHOLD  PURPOSES OR SECURED  SOLELY BY
THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED
BY THE LENDER TO BE ENFORCEABLE.

THE  UNDERSIGNED  HEREBY  ACKNOWLEDGES  RECEIPT  OF A  COMPLETED  COPY  OF  THIS
DOCUMENT.

LITHIA FINANCIAL CORPORATION

By:
   ---------------------------------

Title:
   ---------------------------------

LITHIA AIRCRAFT, INC.

By:
   ---------------------------------

Title:
   ---------------------------------

                                       6